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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our reports dated April 26, 2002, in the Registration Statement (Form N-4 No. 333-62662) and related Prospectus of The American Separate Account 5 dated May 1, 2002.


                                                     /s/ Ernst & Young LLP

New York, New York
April 29, 2002